SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
UNITED STATES
FORM 8-K
CURRENT REPORT
Date of Report (Date of earliest event reported)
11/1/2006
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Pre commencement communitications pursuant to Rule 13e-4(c) under th Exchange Act (17 CFR 240.13e-4(c))
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(Exact name of issuing entity as specified in its charter)
Asset Backed Securities Corporation
Home Equity Loan Trust, Series NC 2006-HE2
(Exact name of depositor as specified in its charter)
Asset Backed Securities Corporation
(Exact name of sponsor as specified in its charter)
DLJ MORTGAGE CAPITAL, INC.
(State or other jurisdiction of incorporation or organization of the issuing entity)
(Telephone number, including area code)
(I.R.S. Employer Identification No.)
13-3354848
(Address of principal executive offices of issuing entity) (Zip Code)
(Former name, former address, if changed since last report)
No Change
11 Madison Avenue
New York, New York
10010
(212) 325-2000
Delaware
Item 1.01 Entry into a Material Definitive Agreement.
Not Applicable
Item 5.03 Amendments to Articls of Incorporation or Bylaw. Change in Fiscal Year.
Item 6.04 Failure to make a Required Distribution.
Item 1.02 Termination of a Material Definitive Agreement.
Item 1.03 Bankruptcy of Receivership.
Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 3.03 Material Modifications to Rights of Security Holders.
Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
Item 6.01 ABS Informational and Computational Material.
Item 6.02 Change of Servicer or Trustee.
Item 6.03 Change in Credit Enhancement or Other External Support.
Item 6.05 Securities Act Updating Disclosure.
Not Applicable
Not Applicable
Not Applicable
Not Applicable
Not Applicable
Not Applicable
Not Applicable
Not Applicable
Not Applicable
See Additional Disclosure Notification - Exhibit 1
Not Applicable
Not Applicable
Not Applicable
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date:
(Signature)
Lloyd A. Brown
Vice President
Lloyd A. Brown
/s/
11/07/2006
Asset Backed Securities Corporation
(Depositor)
EXHIBIT INDEX
Exhibit Number and Descriptions
Exhibit 1 - Additional Disclosure Notification